UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Item 1: Report(s) to Shareholders.

Semiannual Report  |  August 31, 2022
Schwab Fundamental Global Real Estate Index Fund

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2022
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	-13.98% [1]
Russell RAFITM Global Select Real Estate Index (Net)[2]	-14.97%
FTSE EPRA Nareit Global Index (Net)[2]	-13.17%
Fund Category: Morningstar Global Real Estate[3]	-13.59%
Performance Details	pages 6-7
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

For the six-month reporting period ended August 31, 2022, U.S. and international equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the reporting period, the U.S. dollar continued to strengthen against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned -13.17%, while the Dow Jones Equity All REIT Capped Index, which represents U.S. real estate investment trusts (REITs), returned -6.78%. During the same period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -8.84%. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned -13.97% and -13.30%, respectively.
After recovering strongly from severe pressure early in the COVID-19 pandemic, U.S. REITs began to weaken early in the reporting period as inflation continued to rise and the U.S. Federal Reserve (Fed) began raising interest rates, dampening demand. REITs hit their reporting-period low in mid-June 2022, when they began to rebound, but in the final days of the reporting period slumped again as the Fed reiterated its intentions to further raise interest rates. Among REIT sub-industries in the Dow Jones Equity All REIT Capped Index, all but one—specialized REITs—lost ground for the reporting period. The weakest sub-industry was office REITs, which continued to suffer as remote work environments continued to gain momentum. Residential REITs were also comparatively weak, as high valuation and higher funding costs as a result of rising mortgage rates drove homebuyers to the sidelines and made investors steer clear.
Real estate markets outside the United States exhibited varied performance. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the strongest performers for the reporting period were real estate securities in Turkey and Chile. Returns on real estate securities in Russia, Germany, and Norway were negative for the reporting period.
Asset Class Performance Comparison % returns during the 6 months ended August 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

In the United States, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, gross domestic product (GDP) decreased at an annualized rate of -0.6% for the second quarter of 2022, following a decrease at an annualized rate of -1.6% for the first quarter of 2022. The unemployment rate remained near pre-pandemic lows over the reporting period. Inflation remained stubbornly high due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, as well as steepening energy costs, rising inflation, and the war in Ukraine. After spiking to over $120 per barrel in early March 2022 as sanctions were imposed on Russian imports, oil prices ended the reporting period at just under $90 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for both the first and second quarters of 2022 as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small increases in GDP growth in the first and second quarters of 2022, in part driven by increases in COVID-19 testing and tracing and an expansion of its vaccination program. In Japan, following a slight contraction for the first quarter of 2022, GDP growth was positive for the second quarter of 2022 as COVID-19 restrictions were lifted and government spending rose. Among emerging markets, China’s GDP growth remained positive but slowed notably as it dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing payment of their mortgages on incomplete builds. India’s GDP growth jumped for the second quarter on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, the Fed shifted its stance as inflation continued to rise and indicators of economic activity and employment continued to strengthen. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed increased the federal funds rate by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, and 0.75% in late July in an effort to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 2.25% to 2.50%. The Fed also set expectations for further rate hikes by the end of 2022. In addition, the Fed ended its bond-buying program in early March 2022. In June, the Fed began to reduce the $9 trillion in assets it holds on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening in 2017 through 2019. Outside the United States, central banks were generally similarly responsive. After holding its policy rate unchanged since March 2016, at 0.00%, the European Central Bank raised its interest rate by 0.50% in July 2022 and ended its long-running asset purchase program amid downgraded growth forecasts. The Bank of England raised its key official bank rate four times during the reporting period, to 1.75%, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan upheld its short-term interest rate target of -0.1%, unchanged since 2016, but reiterated that it would not hesitate to take extra easing measures if needed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan all raised rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its rate in August 2022, its second rate reduction in 2022. Russia, which raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, subsequently reduced it several times during the reporting period.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the oversight and day-to-day co-management of the fund. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Average Annual Total Returns1
Fund and Inception Date	6 Months	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	-13.98% [2]	-16.88%	0.43%	3.48%
Russell RAFITM Global Select Real Estate Index (Net)[3]	-14.97%	-17.88%	0.00%	3.11%
FTSE EPRA Nareit Global Index (Net)[3]	-13.17%	-17.25%	1.02%	2.73%
Fund Category: Morningstar Global Real Estate[4]	-13.59%	-18.20%	2.16%	N/A
Fund Expense Ratio[5]: 0.39%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of August 31, 2022

Statistics1
Number of Holdings	386
Weighted Average Market Cap (millions)	$19,085
Price/Earnings Ratio (P/E)	11.6
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	14% [2]
Industry Weightings % of Investments1

Top Holdings % of Net Assets4
Country Weightings % of Investments5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	Represents an aggregate of industry weightings, none of which represent more than 1.0% of investments.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2022 and held through August 31, 2022.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/22	EXPENSES PAID DURING PERIOD 3/1/22-8/31/22 [2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$ 859.50	$1.83
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	3/1/22– 8/31/22*	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18
Per-Share Data
Net asset value at beginning of period	$11.48	$11.05	$11.06	$11.43	$11.24	$10.73
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.34	0.30	0.37	0.37	0.34
Net realized and unrealized gains (losses)	(1.81)	0.44	0.05	(0.24)	0.38	0.59
Total from investment operations	(1.61)	0.78	0.35	0.13	0.75	0.93
Less distributions:
Distributions from net investment income	(0.09)	(0.35)	(0.34)	(0.47)	(0.44)	(0.39)
Distributions from net realized gains	—	—	(0.02)	(0.03)	(0.12)	(0.03)
Total distributions	(0.09)	(0.35)	(0.36)	(0.50)	(0.56)	(0.42)
Net asset value at end of period	$9.78	$11.48	$11.05	$11.06	$11.43	$11.24
Total return	(14.05%) [2]	7.02%	3.62%	0.91%	7.00%	8.69%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39% [3,4]	0.39%	0.39%	0.39%	0.39%	0.43% [5]
Net operating expenses	N/A	N/A	N/A	N/A	N/A [6]	0.41% [5]
Net investment income (loss)	3.69% [3]	2.86%	3.17%	3.16%	3.32%	3.01%
Portfolio turnover rate	14% [2]	32%	25%	16%	16%	13%
Net assets, end of period (x 1,000,000)	$120	$134	$157	$196	$190	$158

*	Unaudited.
[1]	Calculated based on the average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized (except for proxy expenses).
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
[5]	Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/18 is a blended ratio.
[6]	Effective June 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Australia 3.6%
Charter Hall Group	10,431	95,130
Charter Hall Retail REIT	27,525	76,529
Cromwell Property Group	123,693	67,251
Dexus	52,643	311,382
Goodman Group	39,149	520,603
Mirvac Group	366,741	522,287
REA Group Ltd.	1,000	86,238
Scentre Group	540,501	1,074,135
Shopping Centres Australasia Property Group	47,997	88,649
Stockland	286,419	704,552
The GPT Group	95,473	272,051
Vicinity Centres	383,378	501,922
Waypoint REIT Ltd.	16,885	30,208
		4,350,937

Austria 0.1%
CA Immobilien Anlagen AG	2,669	85,006
IMMOFINANZ AG *	1,681	25,002
S IMMO AG	824	18,829
		128,837

Belgium 0.2%
Aedifica S.A.	327	30,939
Befimmo S.A.	440	20,922
Cofinimmo S.A.	1,282	130,053
Warehouses De Pauw CVA	2,369	72,082
		253,996

Brazil 0.3%
BR Malls Participacoes S.A.	84,922	134,670
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	44,489	121,091
Multiplan Empreendimentos Imobiliarios S.A.	18,400	85,238
		340,999

Canada 2.6%
Allied Properties Real Estate Investment Trust	6,301	150,550
Altus Group Ltd.	1,818	71,012
Artis Real Estate Investment Trust	17,746	149,173
Boardwalk Real Estate Investment Trust	3,078	113,197
Canadian Apartment Properties REIT	7,253	246,691
Chartwell Retirement Residences	18,546	146,719
Choice Properties Real Estate Investment Trust	12,846	132,925
Colliers International Group, Inc.	1,151	134,078
Crombie Real Estate Investment Trust	6,921	81,944
SECURITY	NUMBER OF SHARES	VALUE ($)
Dream Industrial Real Estate Investment Trust	3,055	28,379
Dream Office Real Estate Investment Trust	7,372	102,552
First Capital Real Estate Investment Trust	21,588	248,533
FirstService Corp.	900	112,583
Granite Real Estate Investment Trust	1,554	88,269
H&R Real Estate Investment Trust	39,599	382,316
Killam Apartment Real Estate Investment Trust	5,451	69,977
NorthWest Healthcare Properties Real Estate Investment Trust	10,785	102,976
RioCan Real Estate Investment Trust	30,762	471,496
SmartCentres Real Estate Investment Trust	10,565	225,000
Tricon Residential, Inc.	6,127	63,959
		3,122,329

China 10.5%
Agile Group Holdings Ltd. *	1,017,000	356,153
C&D International Investment Group Ltd.	17,719	35,437
China Aoyuan Group Ltd. *(a)	729,127	82,215
China Evergrande Group *(a)	4,094,000	645,499
China Jinmao Holdings Group Ltd. *	1,731,000	364,499
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	80,700	170,285
China Overseas Grand Oceans Group Ltd.	268,000	126,527
China Overseas Land & Investment Ltd.	841,500	2,261,507
China Resources Land Ltd.	418,000	1,711,395
China SCE Group Holdings Ltd.	882,000	73,841
China South City Holdings Ltd.	1,364,000	85,757
China Vanke Co., Ltd., A Shares	149,700	359,883
China Vanke Co., Ltd., H Shares	421,200	822,279
CIFI Holdings Group Co., Ltd.	679,440	171,963
Country Garden Holdings Co., Ltd.	2,359,000	696,367
Country Garden Services Holdings Co., Ltd.	19,400	38,124
Evergrande Property Services Group Ltd. *(a)	51,000	11,209
Fantasia Holdings Group Co., Ltd. *(a)	2,614,500	49,967
Gemdale Corp., A Shares	50,500	85,095
Gemdale Properties & Investment Corp., Ltd.	1,258,000	107,193
Greentown China Holdings Ltd.	131,500	248,112
Guangzhou R&F Properties Co., Ltd., H Shares	2,045,400	423,068
Hopson Development Holdings Ltd.	109,039	149,927
Jinmao Property Services Co., Ltd. *	22,341	11,475
Kaisa Group Holdings Ltd. *(a)	1,271,000	102,021
KE Holdings, Inc., ADR *	2,950	53,218
KWG Group Holdings Ltd. *	432,500	77,811
Longfor Group Holdings Ltd.	191,500	621,564
Midea Real Estate Holding Ltd.	45,800	48,867
Poly Developments and Holdings Group Co., Ltd., A Shares	123,100	307,593
Poly Property Group Co., Ltd	1,113,000	226,224
RiseSun Real Estate Development Co., Ltd., A Shares *	67,800	27,377
Ronshine China Holdings Ltd. *	406,000	38,796

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited) (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Seazen Group Ltd. *	666,000	221,074
Seazen Holdings Co., Ltd., A Shares *	17,600	52,876
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., A Shares	77,000	110,649
Shenzhen Investment Ltd.	943,563	172,787
Shimao Group Holdings Ltd. (a)	695,000	293,542
Shinsun Holdings Group Co., Ltd. *	486,000	24,660
Sino-Ocean Group Holding Ltd.	1,893,000	276,298
Sunac China Holdings Ltd. *(a)	617,000	270,031
Times China Holdings Ltd.	540,498	80,221
Yuexiu Property Co., Ltd.	314,000	392,742
Yuzhou Group Holdings Co., Ltd.	2,266,963	97,920
Zhenro Properties Group Ltd. *	974,000	45,093
Zhongliang Holdings Group Co., Ltd. *	232,500	19,551
		12,648,692

France 1.3%
Altarea S.C.A.	225	29,470
Carmila S.A.	1,960	31,215
Covivio	4,080	227,777
Gecina S.A.	2,697	240,027
ICADE	4,206	185,257
Klepierre S.A. *	23,496	481,956
Mercialys S.A.	12,328	97,087
Nexity S.A.	9,942	222,610
		1,515,399

Germany 1.4%
ADLER Group S.A. *	7,060	19,803
Aroundtown S.A.	51,283	149,571
Deutsche Euroshop AG	1,057	25,279
Deutsche Wohnen SE	5,304	120,479
DIC Asset AG	2,011	20,586
Grand City Properties S.A.	7,702	91,380
LEG Immobilien SE	2,813	212,589
PATRIZIA SE	2,191	27,743
TAG Immobilien AG	9,685	89,349
Vonovia SE	34,942	945,933
		1,702,712

Hong Kong 8.8%
CK Asset Holdings Ltd.	314,250	2,121,113
Fortune Real Estate Investment Trust	108,000	87,809
Hang Lung Properties Ltd.	175,000	291,027
Henderson Land Development Co., Ltd.	120,866	404,311
Hongkong Land Holdings Ltd.	127,927	618,411
Hysan Development Co., Ltd.	55,500	156,412
Kerry Properties Ltd.	150,000	345,831
Link REIT	92,400	715,086
New World Development Co., Ltd.	340,460	1,109,416
Powerlong Real Estate Holdings Ltd.	585,000	73,362
Sino Land Co., Ltd.	346,583	506,817
Sun Hung Kai Properties Ltd.	205,500	2,414,259
Swire Properties Ltd.	89,800	206,964
The Wharf Holdings Ltd.	222,000	836,044
Wharf Real Estate Investment Co., Ltd.	154,200	701,638
		10,588,500

Japan 10.5%
Activia Properties, Inc.	20	62,128
Advance Residence Investment Corp.	41	108,415
Aeon Mall Co., Ltd.	22,900	273,136
AEON REIT Investment Corp.	54	60,970
Comforia Residential REIT, Inc.	13	31,900
SECURITY	NUMBER OF SHARES	VALUE ($)
Daito Trust Construction Co., Ltd.	15,670	1,541,576
Daiwa House REIT Investment Corp.	51	117,902
Daiwa Office Investment Corp.	7	35,371
Daiwa Securities Living Investments Corp.	46	41,077
Frontier Real Estate Investment Corp.	12	45,932
Fukuoka REIT Corp.	30	36,698
GLP J-REIT	83	101,110
Heiwa Real Estate Co., Ltd.	2,700	76,136
Hulic Co., Ltd.	34,700	262,955
Hulic REIT, Inc.	26	31,005
Industrial & Infrastructure Fund Investment Corp.	33	43,547
Invincible Investment Corp.	144	44,283
Japan Excellent, Inc.	48	45,255
Japan Hotel REIT Investment Corp.	118	58,174
Japan Logistics Fund, Inc.	17	40,347
Japan Metropolitan Fund Invest	283	224,752
Japan Prime Realty Investment Corp.	33	97,743
Japan Real Estate Investment Corp.	46	213,052
Kenedix Office Investment Corp.	13	67,161
Kenedix Residential Next Investment Corp.	21	34,113
Kenedix Retail REIT Corp.	17	34,805
Mitsubishi Estate Co., Ltd.	133,500	1,797,826
Mitsui Fudosan Co., Ltd.	119,400	2,416,729
Mori Hills Reit Investment Corp.	34	38,197
Mori Trust Sogo REIT, Inc.	29	30,247
Nippon Accommodations Fund, Inc.	11	53,992
Nippon Building Fund, Inc.	47	234,105
Nippon Kanzai Co., Ltd.	1,600	30,513
Nippon Prologis REIT, Inc.	41	103,145
NIPPON REIT Investment Corp.	12	32,904
Nomura Real Estate Holdings, Inc.	22,000	540,493
Nomura Real Estate Master Fund, Inc.	188	229,936
NTT UD REIT Investment Corp.	37	39,995
Open House Group Co., Ltd.	5,600	219,173
Orix JREIT, Inc.	101	138,906
Pressance Corp.	2,400	25,951
Relo Group, Inc.	8,100	130,204
SAMTY Co., Ltd.	3,900	61,759
Sekisui House REIT, Inc.	82	49,694
Starts Corp., Inc.	6,800	130,633
Sumitomo Realty & Development Co., Ltd.	44,400	1,085,842
Sun Frontier Fudousan Co., Ltd.	3,100	26,744
Takara Leben Co., Ltd.	32,900	89,492
Tokyo Tatemono Co., Ltd.	28,500	427,208
Tokyu Fudosan Holdings Corp.	135,800	729,760
Tokyu REIT, Inc.	22	31,365
United Urban Investment Corp.	146	155,335
		12,579,691

Mexico 0.5%
Corp. Inmobiliaria Vesta S.A.B. de C.V.	18,600	34,271
FIBRA Macquarie Mexico	92,400	116,449
Fibra Uno Administracion S.A. de C.V.	370,300	387,642
PLA Administradora Industrial S. de R.L de C.V.	81,500	109,103
		647,465

Netherlands 1.0%
Eurocommercial Properties N.V.	5,701	119,314
Unibail-Rodamco-Westfield *	19,264	990,352
Wereldhave N.V.	8,397	113,649
		1,223,315

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited) (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Philippines 1.0%
AC Energy Corp.	84,210	11,214
Ayala Corp.	29,450	366,991
Ayala Land, Inc.	556,832	282,666
GT Capital Holdings, Inc.	22,080	189,113
Megaworld Corp.	988,000	43,859
Robinsons Land Corp.	217,400	72,591
SM Prime Holdings, Inc.	325,700	218,943
		1,185,377

Singapore 2.3%
Ascendas Real Estate Investment Trust	143,388	288,985
Ascott Residence Trust	146,400	114,071
CapitaLand China Trust	37,800	29,709
CapitaLand Integrated Commercial Trust	153,105	226,446
Capitaland Investment Ltd.	355,838	936,842
City Developments Ltd.	60,100	348,953
Cromwell European Real Estate Investment Trust	14,600	30,225
Frasers Logistics & Commercial Trust	36,600	35,560
Manulife US Real Estate Investment Trust	50,400	24,166
Mapletree Industrial Trust	62,144	112,330
Mapletree Logistics Trust	91,131	108,705
Mapletree Pan Asia Commercial Trust	87,827	115,492
Suntec Real Estate Investment Trust	96,300	108,650
UOL Group Ltd.	45,480	225,025
		2,705,159

South Africa 1.0%
Fortress REIT Ltd., Class A *	129,877	79,009
Growthpoint Properties Ltd.	499,547	371,552
Hyprop Investments Ltd. *	64,163	133,168
NEPI Rockcastle S.A.	35,837	190,959
Redefine Properties Ltd.	1,148,511	254,796
Resilient REIT Ltd.	30,625	96,566
Vukile Property Fund Ltd.	134,254	105,365
		1,231,415

Sweden 0.6%
Castellum AB	13,717	192,510
Fabege AB	8,492	75,057
Fastighets AB Balder, B Shares *	11,528	63,660
Hufvudstaden AB, A Shares	2,403	28,627
JM AB	10,234	175,948
Pandox AB *	7,206	89,087
Samhallsbyggnadsbolaget i Norden AB	11,995	19,259
Wallenstam AB, B Shares	10,279	46,128
Wihlborgs Fastigheter AB	11,767	84,296
		774,572

Switzerland 0.8%
Allreal Holding AG	1,161	182,021
Mobimo Holding AG	431	105,807
PSP Swiss Property AG	1,538	173,998
Swiss Prime Site AG *	5,786	497,608
		959,434

Taiwan 0.4%
Chong Hong Construction Co., Ltd.	29,000	70,608
Farglory Land Development Co. Ltd	36,000	75,259
Highwealth Construction Corp.	113,470	179,918
Huaku Development Co., Ltd	30,000	91,345
SECURITY	NUMBER OF SHARES	VALUE ($)
Ruentex Development Co., Ltd	41,388	85,344
		502,474

Thailand 0.8%
AP Thailand PCL NVDR	374,361	102,503
Bangkok Land PCL	1,161,500	32,138
Central Pattana PCL NVDR	140,500	266,446
Land & Houses PCL NVDR	981,211	239,377
LPN Development PCL	255,200	31,611
Quality Houses PCL NVDR	1,122,200	66,438
Sansiri PCL NVDR	3,250,383	97,933
Supalai PCL NVDR	213,582	114,153
		950,599

United Arab Emirates 1.4%
Aldar Properties PJSC	296,388	388,157
Emaar Development PJSC *	110,486	144,202
Emaar Properties PJSC	641,401	1,090,037
		1,622,396

United Kingdom 1.8%
Assura plc	39,398	29,818
Big Yellow Group plc	5,004	77,082
Derwent London plc	3,696	104,270
Grainger plc	32,252	100,487
Great Portland Estates plc	13,887	80,146
Hammerson plc	294,793	74,473
Intu Properties plc *(a)	184,056	0
Land Securities Group plc	56,924	429,344
LondonMetric Property plc	10,137	25,578
LSL Property Services plc	7,453	29,265
NewRiver REIT plc	77,716	74,781
Primary Health Properties plc	20,963	33,221
Rightmove plc	18,826	132,328
Safestore Holdings plc	6,060	77,578
Savills plc	14,151	155,413
Segro plc	17,837	194,655
Sirius Real Estate Ltd.	20,745	19,593
The British Land Co., plc	64,350	320,991
The Unite Group plc	6,070	74,006
Tritax Big Box REIT plc	32,872	63,418
Workspace Group plc	7,708	46,664
		2,143,111

United States 48.9%
Acadia Realty Trust	6,579	104,803
Agree Realty Corp.	665	50,088
Alexander & Baldwin, Inc.	10,539	197,395
Alexandria Real Estate Equities, Inc.	3,732	572,489
American Assets Trust, Inc.	3,375	93,690
American Homes 4 Rent, Class A	7,954	282,844
American Tower Corp.	11,502	2,922,083
Americold Realty Trust, Inc.	9,760	287,139
Anywhere Real Estate, Inc. *	46,834	457,568
Apartment Income REIT Corp.	9,294	379,660
Apartment Investment & Management Co., Class A *	5,487	48,505
Apple Hospitality REIT, Inc.	31,640	503,392
Ashford Hospitality Trust, Inc. *	6,046	55,502
AvalonBay Communities, Inc.	5,834	1,172,109
Boston Properties, Inc.	10,690	849,107
Brandywine Realty Trust	22,948	184,272
Brixmor Property Group, Inc.	27,416	588,896
Broadstone Net Lease, Inc.	1,926	36,864

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited) (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Camden Property Trust	3,593	461,736
CareTrust REIT, Inc.	4,337	93,419
CBRE Group, Inc., Class A	22,589	1,783,627
Centerspace	967	72,892
Chatham Lodging Trust *	8,667	105,391
Corporate Office Properties Trust	9,821	253,775
CoStar Group, Inc. *	4,576	318,673
Cousins Properties, Inc.	6,818	183,063
Crown Castle, Inc.	14,275	2,438,598
CubeSmart	6,792	312,772
Cushman & Wakefield plc *	9,484	141,881
DiamondRock Hospitality Co. *	29,220	255,091
Digital Realty Trust, Inc.	9,603	1,187,219
DigitalBridge Group, Inc. *	25,398	452,080
Diversified Healthcare Trust	189,366	276,474
Douglas Emmett, Inc.	11,503	224,539
Duke Realty Corp.	10,038	590,736
Easterly Government Properties, Inc.	4,456	79,985
EastGroup Properties, Inc.	921	151,993
Empire State Realty Trust, Inc., Class A	22,421	156,274
EPR Properties	6,516	283,381
Equinix, Inc.	2,550	1,676,293
Equity Commonwealth *	6,560	172,594
Equity LifeStyle Properties, Inc.	5,321	373,002
Equity Residential	18,188	1,330,998
Essential Properties Realty Trust, Inc.	1,408	31,877
Essex Property Trust, Inc.	2,536	672,192
Extra Space Storage, Inc.	3,312	658,194
Federal Realty Investment Trust	4,063	411,460
First Industrial Realty Trust, Inc.	3,862	195,726
Four Corners Property Trust, Inc.	1,494	40,174
Gaming & Leisure Properties, Inc.	11,041	532,949
Getty Realty Corp.	1,224	36,818
Global Net Lease, Inc.	10,117	139,311
Healthcare Realty Trust, Inc., Class A	20,118	489,270
Healthpeak Properties, Inc.	31,326	822,307
Hersha Hospitality Trust *	10,886	105,594
Highwoods Properties, Inc.	9,141	277,978
Host Hotels & Resorts, Inc.	105,471	1,874,220
Hudson Pacific Properties, Inc.	12,609	166,565
Industrial Logistics Properties Trust	5,006	37,495
Invitation Homes, Inc.	16,048	582,221
Iron Mountain, Inc.	25,647	1,349,289
JBG SMITH Properties	8,681	190,722
Jones Lang LaSalle, Inc. *	5,896	1,020,008
Kennedy-Wilson Holdings, Inc.	10,033	176,179
Kilroy Realty Corp.	6,096	297,302
Kimco Realty Corp.	33,401	704,093
Kite Realty Group Trust	16,880	326,797
Lamar Advertising Co., Class A	5,294	497,054
Life Storage, Inc.	2,515	320,034
LTC Properties, Inc.	2,756	123,717
LXP Industrial Trust	16,273	163,706
Marcus & Millichap, Inc.	2,087	78,012
Medical Properties Trust, Inc.	21,964	320,894
Mid-America Apartment Communities, Inc.	4,198	695,483
National Health Investors, Inc.	2,843	186,245
National Retail Properties, Inc.	7,909	355,114
National Storage Affiliates Trust	833	42,083
Newmark Group, Inc., Class A	8,682	88,990
Office Properties Income Trust	9,313	163,629
Omega Healthcare Investors, Inc.	17,253	563,483
Outfront Media, Inc.	17,475	309,307
Paramount Group, Inc.	32,650	226,264
Park Hotels & Resorts, Inc.	45,440	636,160
Pebblebrook Hotel Trust	13,864	244,284
Physicians Realty Trust	11,619	193,573
Piedmont Office Realty Trust, Inc., Class A	18,579	218,861
SECURITY	NUMBER OF SHARES	VALUE ($)
Prologis, Inc.	12,953	1,612,778
Public Storage	4,032	1,333,907
Realty Income Corp.	16,168	1,103,951
Regency Centers Corp.	8,347	507,831
Retail Opportunity Investments Corp.	8,139	136,328
Rexford Industrial Realty, Inc.	1,680	104,513
RLJ Lodging Trust	36,130	435,728
RPT Realty	10,152	97,764
Ryman Hospitality Properties, Inc. *	3,418	281,028
Sabra Health Care REIT, Inc.	20,042	300,029
SBA Communications Corp.	1,411	458,928
Service Properties Trust	84,259	576,332
Simon Property Group, Inc.	20,852	2,126,487
SITE Centers Corp.	19,033	246,668
SL Green Realty Corp.	9,912	437,813
Spirit Realty Capital, Inc.	6,004	245,263
STAG Industrial, Inc.	4,993	153,784
STORE Capital Corp.	8,881	239,609
Summit Hotel Properties, Inc.	16,426	129,108
Sun Communities, Inc.	2,856	438,996
Sunstone Hotel Investors, Inc. *	34,328	373,832
Tanger Factory Outlet Centers, Inc.	13,677	210,899
Terreno Realty Corp.	1,281	78,128
The GEO Group, Inc. *	60,508	494,955
The Howard Hughes Corp. *	1,574	100,154
The Macerich Co.	35,173	336,606
The Necessity Retail REIT, Inc.	11,855	88,438
UDR, Inc.	11,187	501,961
Uniti Group, Inc.	31,718	297,832
Urban Edge Properties	10,433	164,111
Ventas, Inc.	40,014	1,915,070
Veris Residential, Inc. *	10,315	138,634
VICI Properties, Inc.	15,549	512,961
Vornado Realty Trust	21,443	562,235
Washington Real Estate Investment Trust	7,437	145,840
Welltower, Inc.	28,632	2,194,643
WP Carey, Inc.	7,418	623,335
Xenia Hotels & Resorts, Inc. *	17,895	283,815
Zillow Group, Inc., Class A *	539	18,003
Zillow Group, Inc., Class C *	1,676	56,079
		58,792,902
Total Common Stocks (Cost $114,919,745)		119,970,311

INVESTMENT COMPANIES 0.0% OF NET ASSETS

United States 0.0%
iShares Core US REIT ETF	200	10,956
Total Investment Companies (Cost $11,162)		10,956
Total Investments in Securities (Cost $114,930,907)		119,981,267

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited) (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Dow Jones U.S. Real Estate Index, expires 09/16/22	2	72,940	(2,464)
MSCI EAFE Index, expires 09/16/22	1	91,355	(2,432)
Net Unrealized Depreciation			(4,896)

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange traded fund
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$62,903,695	$—	$—	$62,903,695
Australia	—	4,350,937	—	4,350,937
Austria	25,002	103,835	—	128,837
Belgium	—	253,996	—	253,996
China	111,565	11,082,643	1,454,484	12,648,692
France	—	1,515,399	—	1,515,399
Germany	27,743	1,674,969	—	1,702,712
Hong Kong	—	10,588,500	—	10,588,500
Japan	—	12,579,691	—	12,579,691
Netherlands	—	1,223,315	—	1,223,315
Philippines	—	1,185,377	—	1,185,377
Singapore	30,225	2,674,934	—	2,705,159
South Africa	935,091	296,324	—	1,231,415
Sweden	—	774,572	—	774,572
Switzerland	—	959,434	—	959,434
Taiwan	—	502,474	—	502,474
Thailand	—	950,599	—	950,599
United Arab Emirates	—	1,622,396	—	1,622,396
United Kingdom	204,741	1,938,370	0*	2,143,111
Investment Companies[1]	10,956	—	—	10,956
Liabilities
Futures Contracts[2]	(4,896)	—	—	(4,896)
Total	$64,244,122	$54,277,765	$1,454,484	$119,976,371

*	Level 3 amount shown includes securities determined to have no value at August 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2022 (Unaudited) (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
INVESTMENT IN SECURITIES	VALUE AT February 28, 2022	GROSS TRANSFERS IN	GROSS TRANSFERS OUT	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT August 31, 2022
Common Stock
China	$22,385	$1,188,101	($22,385)	$952,476	$—	$—	($686,093)	$1,454,484
United Kingdom	0	—	—	—	0	(642,035)	642,035	0
Total	$22,385	$1,188,101	($22,385)	$952,476	$0	($642,035)	($44,058)	$1,454,484
There were security transfers to Level 3 due to securities being fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees. Additionally, there were security transfers from Level 3 as a result of available quoted market prices in active markets for those securities (see financial note 2(a) for additional information).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of August 31, 2022; unaudited
Assets
Investments in securities, at value - unaffiliated (cost $114,930,907)		$119,981,267
Cash collateral held for securities on loan		221,979
Foreign currency, at value (cost $102,293)		102,774
Deposit with broker for futures contracts		25,314
Receivables:
Fund shares sold		256,927
Dividends		201,297
Foreign tax reclaims		61,480
Investments sold		36,474
Income from securities on loan		783
Prepaid expenses	+	16,151
Total assets		120,904,446
Liabilities
Collateral held for securities on loan		221,979
Payables:
Fund shares redeemed		333,914
Due to custodian		97,196
Investment adviser fees		42,053
Investments bought		11,162
Variation margin on futures contracts	+	1,010
Total liabilities		707,314
Net assets		$120,197,132
Net Assets by Source
Capital received from investors		$135,232,738
Total distributable loss	+	(15,035,606)
Net assets		$120,197,132

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$120,197,132		12,287,377		$9.78

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2022 through August 31, 2022; unaudited
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $201,693)		$2,636,056
Interest received from securities - unaffiliated		99
Securities on loan, net	+	8,453
Total investment income		2,644,608
Expenses
Investment adviser fees		252,738
Proxy fees[1]	+	5,799
Total expenses	–	258,537
Net investment income		2,386,071
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(1,242,457)
Net realized gains on futures contracts		52,851
Net realized losses on foreign currency transactions	+	(13,468)
Net realized losses		(1,203,074)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(20,282,067)
Net change in unrealized appreciation (depreciation) on futures contracts		10,171
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(12,932)
Net change in unrealized appreciation (depreciation)	+	(20,284,828)
Net realized and unrealized losses		(21,487,902)
Decrease in net assets resulting from operations		($19,101,831)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
OPERATIONS
	3/1/22-8/31/22		3/1/21-2/28/22
Net investment income		$2,386,071	$4,133,334
Net realized losses		(1,203,074)	(643,444)
Net change in unrealized appreciation (depreciation)	+	(20,284,828)	7,331,577
Increase (decrease) in net assets resulting from operations		($19,101,831)	$10,821,467
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,073,471)	($4,151,292)

TRANSACTIONS IN FUND SHARES
	3/1/22-8/31/22			3/1/21-2/28/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,124,108	$22,417,146	2,976,893	$35,250,664
Shares reinvested		73,301	742,345	252,264	2,954,749
Shares redeemed	+	(1,591,598)	(16,837,379)	(5,736,493)	(67,586,304)
Net transactions in fund shares		605,811	$6,322,112	(2,507,336)	($29,380,891)
SHARES OUTSTANDING AND NET ASSETS
	3/1/22-8/31/22			3/1/21-2/28/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,681,566	$134,050,322	14,188,902	$156,761,038
Total increase (decrease)	+	605,811	(13,853,190)	(2,507,336)	(22,710,716)
End of period		12,287,377	$120,197,132	11,681,566	$134,050,322

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Monthly Income Fund — Moderate Payout
Schwab International Index Fund®	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack All Equity Portfolio™	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Growth Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2020 Index Fund
Schwab International Opportunities Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund	Schwab Target 2030 Index Fund
Schwab Core Equity Fund	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Index Fund
Schwab Health Care Fund	Schwab Target 2055 Index Fund
Schwab International Core Equity Fund	Schwab Target 2060 Index Fund
Schwab Target 2010 Fund	Schwab Target 2065 Index Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investment in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2022 are disclosed in the Portfolio Holdings.
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of August 31, 2022, are as follows:
DESCRIPTION	FAIR VALUE AT End of Period	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	AMOUNT	IMPACT TO FAIR VALUE IF INPUT INCREASES[1]
Assets:
Investments in Securities:
Common Stocks:
China	$1,454,484	Discount to last traded price	Discount	0.0% to 25.0%	Decrease [2]
All Other Investments[3]	0
Total	$1,454,484

[1]	Represents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
[2]	Represents a significant impact to fair value but not net assets.
[3]	Includes securities determined to have no value at August 31, 2022.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities  lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of August 31, 2022, the fund had no securities on loan. The Fund received a pre-payment of cash collateral for securities to be on loan and the amount is disclosed in the Statement of Assets and Liabilities.
Cash Management Transactions: Effective May 23, 2022 Brown Brothers Harriman & Co. (BBH) was replaced by Citibank, N.A as custodian of the fund. The fund no longer subscribes to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed. The fund terminated the CMS Sweep program and cash was returned to the fund prior to terminating services with BBH.
Cash Investments: The fund may invest a portion of its assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the fund.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and the fund, the investment adviser pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of August 31, 2022, if any, are reflected in the fund’s Statement of Assets and Liabilities.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
Exchange-Traded Fund (ETF) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Other Affiliated Transactions
The investment adviser has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with the investment adviser pursuant to which the investment adviser has agreed to sublicense certain Russell indices and trademarks to the fund. The investment adviser pays all applicable licensing fees for the fund.
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to the Trustees and Officers section) in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2022, the fund’s purchases and sales of securities with other funds in the Fund Complex was $1,528,230 and $1,153,488 respectively and includes realized gains of $137,901.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by the fund, the investment adviser paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2022, the month-end average notional amounts of futures contracts held by the fund was $803,539 and the month-end average number of contracts held was 16.

8. Purchases and Sales of Investment Securities:
For the period ended August 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$27,321,712	$17,853,069

9. Federal Income Taxes:
As of August 31, 2022, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$126,788,447	$8,857,158	($15,669,234)	($6,812,076)
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2022, the fund had capital loss carryforwards of $6,683,983.

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Financial Notes, unaudited (continued)

9. Federal Income Taxes (continued):
The tax-basis components of distributions and components of distributable earnings on a tax basis are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of August 31, 2022. The tax-basis components of distributions paid during the fiscal year ended February 28, 2022 were as follows:
PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME
$4,151,292
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of February 28, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2022, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fundamental Global Real Estate Index Fund
Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352

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Schwab Fundamental Global Real Estate Index Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) . (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (the Fund), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business

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continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although the Fund had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that it had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to other mutual funds and exchange traded funds that it manages. The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by other similar funds tracking Fundamental indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Fund and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Fund by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of

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providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present), and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation

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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Mar. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Each of Mr. Bettinger and Mr. Wurster is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Fundamental methodology ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Notes

Schwab Fundamental Global Real Estate Index Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR87850-07
00278047

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)    (1)     Code of ethics – not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 17, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2022